EXHIBIT 99.1

PRESS RELEASE
November 28, 2022
Arrowhead Pharmaceuticals Reports Fiscal 2022 Third Quarter Results
–Conference Call and Webcast Today, November 28, 2022 at 4:30 p.m. ET

PASADENA, Calif., November 28, 2022 — Arrowhead Pharmaceuticals, Inc. (NASDAQ: ARWR)
today announced financial results for its fiscal year ended September 30, 2022. The company is hosting a conference call today, November 28, 2022, at 4:30 p.m. ET to discuss the results.
Conference Call and Webcast Details
Investors may access a live audio webcast on the Company's website at http://ir.arrowheadpharma.com/events.cfm. A replay of the webcast will be available approximately two hours after the conclusion of the call.
For analysts that wish to participate in the conference call, please register at https://register.vevent.com/register/BI9d277550044a4f44bfc335d52e38d268. Once registered, you will receive the dial-in number and a personalized PIN code that will be required to access the call.
Selected Recent Events
•Presented interim data on the cardiometabolic pipeline in three late-breaking oral presentations at the American Heart Association (AHA) Scientific Sessions 2022 and at a virtual analyst and investor event. Key results included the following:
◦ARO-APOC3, an investigational RNAi therapeutic targeting apolipoprotein C-III (APOC3) being developed as a treatment for patients with cardiovascular disease, severe hypertriglyceridemia (SHTG), and familial chylomicronemia syndrome (FCS), decreased triglycerides by 86%, and non-HDL-C by 45% while increasing HDL-C by 99% in patients with severe hypertriglyceridemia
◦ARO-ANG3, investigational RNAi therapeutic designed to silence the hepatic expression of angiopoietin-like protein 3 (ANGPTL3) being developed as a treatment for patients heterozygous and homozygous familial hypercholesterolemia (HeFH and HoFH), decreased triglycerides by 59%, LDL-C by 32%, and was associated with a relative reduction in liver fat fraction in patients with mixed dyslipidemia
◦Olpasiran, which was originally developed by Arrowhead using its proprietary Targeted RNAi Molecule (TRiM™) platform and licensed to Amgen in 2016 and is designed to lower levels of lipoprotein(a) (Lp(a)), a genetically-determined independent risk factor for cardiovascular disease, reduced Lp(a) levels by more than 95% in patients with established atherosclerotic cardiovascular disease. These data were simultaneously published in the New England Journal of Medicine (NEJM)

•Reached full enrollment for Phase 2 studies of cardiometabolic candidates ARO-APOC3 and ARO-ANG3, including SHASTA-2, MUIR, ARCHES-2, and GATEWAY
•Strengthened the balance sheet with the sale of Arrowhead’s royalty interest in olpasiran to Royalty Pharma for:
◦$250 million in cash upfront
◦Up to $160 million in additional payments contingent on the achievement of certain clinical, regulatory, and sales milestones
◦Retained rights to $400 million in development, regulatory, and sales milestone payments potentially due from Amgen from the 2016 out licensing agreement
•Initiated Phase 1/2a clinical studies for two new investigational medicines designed to treat various muco-obstructive and inflammatory pulmonary conditions
◦ARO-MUC5AC, an investigational RNAi therapeutic designed to inhibit the production of mucin 5AC (MUC5AC)
◦ARO-RAGE, an investigational RNAi therapeutic designed to inhibit the production of Receptor for Advanced Glycation End products (RAGE)
•Initiated a Phase 1/2a clinical trial of ARO-MMP7, an investigational RNAi therapeutic designed to reduce expression of matrix metalloproteinase 7 (MMP7) as a potential treatment for idiopathic pulmonary fibrosis (IPF), with dosing to begin soon

Selected Fiscal 2022 Financial Results
ARROWHEAD PHARMACEUTICALS, INC.
CONSOLIDATED CONDENSED FINANCIAL INFORMATION
(in thousands, except per share amounts)

	Year Ended September 30,
OPERATING SUMMARY	2022	2021
REVENUE	$243,231	$138,287
OPERATING EXPENSES
Research and development	297,307	206,342
General and administrative expenses	124,431	80,981
TOTAL OPERATING EXPENSES	421,738	287,323
OPERATING INCOME (LOSS)	(178,507)	(149,036)
OTHER INCOME/(EXPENSE)	5,798	8,190
NET INCOME (LOSS)	$(172,709)	$(140,846)

NET INCOME (LOSS) PER SHARE (DILUTED)	$(1.67)	$(1.36)
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	105,426	103,745

FINANCIAL POSITION SUMMARY	September 30, 2022	September 30, 2021
CASH AND CASH EQUIVALENTS	$108,005	$184,434
SHORT-TERM INVESTMENTS AND MARKETABLE SECURITIES	268,391	183,355
LONG-TERM INVESTMENTS	105,872	245,595
TOTAL CASH RESOURCES (CASH AND INVESTMENTS)	482,268	613,384
OTHER ASSETS	209,671	96,764
TOTAL ASSETS	$691,939	$710,148
TOTAL CURRENT DEFERRED REVENUE	74,099	111,055
TOTAL LONG-TERM DEFERRED REVENUE	55,950	131,495
OTHER LIABILITIES	143,551	58,776
TOTAL LIABILITIES	273,600	301,326
TOTAL STOCKHOLDERS' EQUITY	418,339	408,822
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$691,939	$710,148

SHARES OUTSTANDING	105,960	104,327
About Arrowhead Pharmaceuticals
Arrowhead Pharmaceuticals develops medicines that treat intractable diseases by silencing the genes that cause them. Using a broad portfolio of RNA chemistries and efficient modes of delivery, Arrowhead therapies trigger the RNA interference mechanism to induce rapid, deep, and durable knockdown of target genes. RNA interference, or RNAi, is a mechanism present in living cells that inhibits the expression of a specific gene, thereby affecting the production of a specific protein. Arrowhead’s RNAi-based therapeutics leverage this natural pathway of gene silencing.
For more information, please visit www.arrowheadpharma.com, or follow us on Twitter @ArrowheadPharma. To be added to the Company's email list and receive news directly, please visit http://ir.arrowheadpharma.com/email-alerts.
Safe Harbor Statement under the Private Securities Litigation Reform Act:

This news release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this release except for historical information may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “hope,” “intend,” “plan,” “project,” “could,” “estimate,” or “continue” are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, trends in our business, expectations for our product pipeline or product candidates, including anticipated regulatory submissions and clinical program results, prospects or benefits of our collaborations with other companies, or other characterizations of future events or circumstances are forward-looking statements. These statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of numerous factors and uncertainties, including the impact of the ongoing COVID-19 pandemic on our business, the safety and efficacy of our product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in our clinical programs, our ability to finance our operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of our scientific studies, our ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in our markets, the enforcement of our intellectual property rights, and the other risks and uncertainties described in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. We assume no obligation to update or revise forward-looking statements to reflect new events or circumstances.
Contacts:
Arrowhead Pharmaceuticals, Inc.
Vince Anzalone, CFA
626-304-3400
ir@arrowheadpharma.com
Investors:
LifeSci Advisors, LLC
Brian Ritchie
212-915-2578
britchie@lifesciadvisors.com
www.lifesciadvisors.com
Media:
LifeSci Communications, LLC
Josephine Belluardo, Ph.D.
646-751-4361
jo@lifescicomms.com
www.lifescicommunications.com

Source: Arrowhead Pharmaceuticals, Inc.
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